                         AUSA Endeavor Target Account
                              Semi-Annual Report
                                 June 30, 2000
                                  (Unaudited)

Policyholder Letter



    Dear Valued Policyholder:

    We are pleased to present you with the market activity information on AUSA Endeavor Target Account for the period ending June 30, 2000. We hope that you will find the underlying investment information interesting and informative.

    This correspondence is also an opportunity to remind you that we welcome your comments and ideas as to how we can serve you even better. If you have any questions or comments, please call the Variable Annuity Department at 800-525-6205.

    You can be assured of our continuing commitment to providing quality products and excellent service to our policyholders.


    Sincerely yours,


    /s/ Vincent J. McGuinness, Jr.

    Vincent J. McGuinness, Jr.
    President and Chief Executive Officer
    AUSA Endeavor Target Account

Portfolio Manager Letter



    The Federal Reserve voted in May to increase short-term interest rates an additional one-half percent. The federal funds rate jumped from 6.0% to 6.5% while the discount rate moved from 5.5% to 6.0%. The combination of rising interest rates and surging oil prices, now selling in excess of $30 per barrel, battered many highly valued technology stocks and proved too much for several old economy stocks in the DJIA index. In particular, AT&T, International Paper, General Motors, Du Pont, J.P. Morgan, and Caterpillar declined anywhere from 14% to 44% in the second quarter. Value investing lagged growth investing in the second quarter, as measured by Standard & Poors. The S&P Barra Growth Index was down 1.6% while the S&P Barra Value Index declined 4.75%. Over the next six months, we believe stock valuations will be driven by two components: corporate earnings and the successful execution of a soft landing for the U.S. economy.

    The January Target 5 Subaccount outperformed the DJIA in the second quarter of 2000. Philip Morris, Eastman Kodak, and SBC Communication performed well up 25.7%, 9.8%, and 2.7% respectively. International Paper and Caterpillar were down 30.3% and 14.1% respectively.

    The January Target 10 Subaccount underperformed the DJIA in the second quarter of 2000. Philip Morris, Eastman Kodak, and SBC Communication performed well up 25.7%, 9.8%, and 2.7% respectively. International Paper, General Motors, Du Pont (E.I.), J.P. Morgan, and Caterpillar were down 30.3%, 30%, 17.3%, 16.4%, and 14.1% respectively.


    First Trust Advisors L.P.

Schedule of Investments

                         AUSA Endeavor Target Account
                   Dow Target 5 - January Series Subaccount
                           June 30, 2000 (Unaudited)

                                                                               Market
                                                                 Shares        Value
                                                                 ------        -------
COMMON STOCK - 97.7%
         Consumer Products - 26.9%
           Philip Morris Companies, Inc.                           479         $  12,723
                                                                               ---------
         Machinery - 16.9%
           Caterpillar, Inc.                                       238             7,961
                                                                               ---------
         Miscellaneous Manufacturing Industries--20.9%
           Eastman Kodak Company                                   166             9,877
                                                                               ---------
         Paper and Paper Products-12.3%
           International Paper Company                             195             5,813
                                                                               ---------
         Telecommunications--20.7%
           SBC Communications                                      226             9,775
                                                                               ---------
         Total Common Stock
           (Cost $48,685)                                                         46,149
                                                                               ---------
TOTAL INVESTMENTS
     (Cost $48,685*)                                              97.7%           46,149
OTHER ASSETS AND LIABILITIES (Net)                                 2.3%            1,065
                                                              --------         ---------
NET ASSETS                                                       100.0%        $  47,214
                                                              ========         =========

*Aggregate cost for federal tax purposes.

Schedule of Investments

                         AUSA Endeavor Target Account
                   Dow Target 10 - January Series Subaccount
                           June 30, 2000 (Unaudited)

                                                                                  Market
                                                                    Shares        Value
                                                                 ----------   -----------
COMMON STOCK - 96.8%
         Automotives - 9.3%                                          165       $   9,580
            General Motors Corporation                                         ---------

         Consumer Products - 13.4%                                   521          13,839
            Philip Morris Companies, Inc.                                      ---------

         Diversified Chemicals - 7.7%                                182           7,962
            duPont (E.I.) de Nemours & Company                                 ---------

         Diversified Manufacturing - 9.8%                            123          10,147
            Minnesota Mining & Manufacturing Company                           ---------

         Financial Services - 10.1%                                   95          10,462
            J.P. Morgan & Company, Inc.                                        ---------

         Machinery - 8.4%                                            255           8,638
            Caterpillar, Inc.                                                  ---------

         Miscellaneous Manufacturing Industries - 10.4%              181          10,770
            Eastman Kodak Company                                              ---------

         Oil & Gas Extraction - 11.3%                                149          11,697
            Exxon Mobil Corporation                                            ---------

         Paper and Paper Products - 6.1%                             212           6,320
            International Paper Co.                                            ---------

         Telecommunications- 10.3%                                   246          10,640
            SBC Communications, Inc.                                           ---------

            Total Common Stock                                                   100,055
                 (Cost $112,543)                                               ---------

TOTAL INVESTMENTS
     (Cost $112,543*)                                               96.8%        100,055
OTHER ASSETS AND LIABILITIES (Net)                                   3.2%          3,306
                                                                 -------       ---------
NET ASSETS                                                         100.0%      $ 103,361
                                                                 =======       =========

*Aggregate cost for federal tax purposes.

See accompanying notes

Statements of Assets and Liabilities

                         AUSA Endeavor Target Account
                           June 30, 2000 (Unaudited)



                                                 Dow Target 5     Dow Target 10
                                                January Series   January Series
                                                  Subaccount       Subaccount
                                                  ----------       ----------
Assets

Investment in securities, at market value       $       46,149   $      100,055
Cash                                                     2,683            6,435
Receivable from investment securities sold               5,460            8,515
Dividends and/or interest receivable                       304              429

                                                --------------   --------------
    Total assets                                $       54,596   $      115,434
                                                ==============   ==============

Liabilities and contract owners' equity

Liabilities:

Payable for investment securities purchased     $        7,324   $       11,924
Management fee payable                                       -                -
Accrued Expenses payable                                     -                -
Fund redemption payable                                     58              149

                                                --------------   --------------
    Total liabilities                                    7,382           12,073

Contract owners' equity:

Deferred annuity contracts terminable by
owners                                                  47,214          103,361
                                                --------------   --------------
    Total liabilities and contract owners'
    equity                                      $       54,596   $      115,434
                                                ==============   ==============

See accompanying notes

Statements of Operations

                         AUSA Endeavor Target Account
        For the Period January 3, 2000 (commencement of operations) to
                           June 30, 2000 (Unaudited)


                                                              Dow Target 5      Dow Target 10
                                                             January Series     January Series
                                                                Subaccount         Subaccount
                                                                ----------         ----------
Net investment income

Investment income:
Dividends                                                    $          790     $        1,535
Interest                                                                  -                  -
                                                             --------------     --------------
     Total investment income                                            790              1,535
                                                             --------------     --------------
Expenses:
Investment management fee                                               170                353
Administration fees                                                   4,872              4,872
Custodian fees                                                          564                690
Transfer agent fees                                                      14                 14
Legal fees                                                            2,350              4,475
Audit fees                                                              710              1,361
Trustee fees and expenses                                             1,549              2,860
Printing                                                              6,102             11,716
Other                                                                   485                749
Policy Fees                                                               2                  2
Mortality and expense risk charge                                       323                669

                                                             --------------     --------------
     Total gross expenses                                            17,141             27,761
Less:
Waiver/reimbursement from investment manager                        (16,396)           (26,080)
Credits allowed by custodian                                           (125)              (398)
                                                             --------------     --------------
     Total net expenses                                                 620              1,283

                                                             --------------     --------------
         Net investment income                                          170                252
                                                             --------------     --------------
Net realized and unrealized capital (loss)
  from investments

Proceeds from sales of
investments                                                           9,900                  -
Costs of investments sold                                            11,326                  -
                                                             --------------     --------------

Net realized capital (loss) on investments                           (1,427)                 -


Net change in unrealized appreciation/depreciation
 of investments:
     Beginning of the period                                              -                  -
     End of the period                                               (2,536)           (12,488)
                                                             --------------     --------------
         Net change in unrealized appreciation/depreciation
          of investments                                             (2,536)           (12,488)
                                                             --------------     --------------
         Net realized and unrealized capital (loss)
          from investments                                           (3,963)           (12,488)
                                                             --------------     --------------

Decrease from operations                                     $       (3,793)    $      (12,236)
                                                             ==============     ==============



See accompanying notes

Statements of Changes in Contract Owners' Equity


                         AUSA Endeavor Target Account

        For the Period January 3, 2000 (commencement of operations) to
                           June 30, 2000 (Unaudited)

                                                 Dow Target 5    Dow Target 10
                                                January Series   January Series
                                                  Subaccount       Subaccount
                                                --------------   --------------

Operations                                          2000              2000

    Net investment income                        $     170         $     252
    Net realized capital (loss)                     (1,427)                -
    Net change in unrealized depreciation
     of investments                                 (2,536)          (12,488)
                                                 ---------         ---------
    Decrease from operations                        (3,173)          (12,236)
                                                 ---------         ---------

Contract transactions

    Net contract purchase payments                  50,999           115,618
    Transfer payments from other subaccounts
     or general account                                  8               (21)
    Contract terminations, withdrawals,
     and other deductions                                -                 -
                                                 ---------         ---------
    Increase from contract transactions             51,007           115,597
                                                 ---------         ---------

    Net increase in contract owners' equity         47,214           103,361

Contract owner's equity

    Beginning of the period                              -                 -
                                                 ---------         ---------

    End of the period                            $  47,214         $ 103,361
                                                 =========         =========


See accompanying notes

Notes to Financial Statements



                         AUSA Endeavor Target Account
                           June 30, 2000 (Unaudited)


1. Organization and Summary of Significant Accounting Policies

Organization:
The AUSA Endeavor Target Account (the Target Account) is a segregated investment subaccount of AUSA Life Insurance Company (AUSA Life), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Target Account is registered with the Securities and Exchange Commission
(SEC) as an open-end management investment company pursuant to provisions of the Investment Company Act of 1940. The SEC, however, does not supervise the management or the investment practices or policies of the Target Account. The Target Account is currently divided into two investment subaccounts, DOW Target 5 - January Series ("Target 5 - January") and DOW Target 10 - January Series ("Target 10 -January"). Investment activity in these investment subaccounts is available for investment to contract owners of The Endeavor Variable Annuity, issued by AUSA Life. Net purchase payments received by the Target Account for the Variable Annuities are invested in the subaccounts as selected by the contract owner. The Target 5 - January and Target 10 - January commenced operations on January 4, 2000.

Portfolio Valuation:
The Target Account's investments are valued at market value as determined using the last reported sale price at the close of the New York Stock Exchange on June 30, 2000.

Income Taxes:
Operations of the Target Account form a part of AUSA Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Target Account are accounted for separately from other operations of AUSA Life for purposes of federal income taxation. The Target Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from AUSA Life. Under existing federal income tax laws, the income of the Target Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to AUSA Life.

Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments are credited or charged to contract owners' equity.

Concentration of Risk:
An investment in the Target Account may be subject to additional risk due to the relative lack of diversity in its portfolio.

2. Fees and Expenses

The Target Account is managed by Endeavor Management Company, (the Investment Manager), an affiliate of AUSA Life, pursuant to a management agreement. The Investment Manager is responsible for providing investment management and administrative services to the Target Account. First Trust Advisers L.P. (the Adviser) is the Target Account's investment Adviser. As compensation for these services, the Target Account pays the Investment Manager a monthly fee based on a percentage of the average daily net assets at the annual rate of 0.75% for each Subaccount. In addition, the Investment Manager pays the Adviser a fee equal to 0.35% of the average daily net assets.

The Subaccounts pay all expenses not assumed by the Investment Manager. PFPC Inc. (PFPC), formerly First Data Investor Services Group, Inc. , a majority-owned subsidiary of PNC Bank Corp, serves as Administrator to the Subaccounts and is paid a flat fee of $10,000 per annum for each Subaccount. PFPC also serves as the Fund's transfer agent.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse the Target Account for expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses to ensure that total expenses do not exceed 1.30% of the Subaccount's average daily net assets. For the period ended June 30, 2000, the Investment Manager waived and reimbursed expenses of $16,396 for the Target 5-January and $26,080 for the Target 10-January. Boston Safe Deposit and Trust Company (BSDT), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Subaccounts' custodian. BSDT has agreed to compensate the Target Account and decrease custody fees for cash balances left uninvested by the Subaccounts. For the period ended June 30, 2000, the Target Account's expenses were reduced as follows: Dow Target 5-January Series $125, Dow Target 10-January Series $398.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or PFPC received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Target Account pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, PFPC or any of their affiliates $1,000 per annum plus $100 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Target Account.

AUSA Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account. AUSA Life also deducts a daily administrative charge equal to an annual rate of .15% of the contract owners' account for administrative expenses. For certain policies of Endeavor Variable Annuity and of Endeavor ML Variable annuity sold on or after May 1, 1997, during the first seven policy years, AUSA Life deducts a daily Distribution Finance Charge equal to an effective annual rate of .15% of the contract owners' account.

                         AUSA Endeavor Target Account
                           June 30, 2000 (Unaudited)


3. Securities Transactions

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                                                Period Ended June 30,
                                                                                       2000
                                                                              Purchases            Sales
                                                                          ---------------      --------------
          Dow Target 5 - January Series Subaccount                        $        60,012      $        9,900

          Dow Target 10 - January Series Subaccount                               112,543                   -





Net unrealized appreciation (depreciation) of investments at June 30, 2000 was composed of the following:


                                                                       Gross            Gross              Net
                                                                     Unrealized       Unrealized        Unrealized
                                                                    Appreciation    (Depreciation)    (Depreciation)
                                                                 ----------------  ----------------  ----------------
          Dow Target 5 - January Series Subaccount                          3,342            (5,878)           (2,536)

          Dow Target 10 - January Series Subaccount                         3,383           (15,871)          (12,488)

4. Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at June 30, 2000 follows:



                                                   Return of Premium Death Benefit
                                              --------------------------------------------------

                                                Accumulation     Accumulation        Total
                                                 Units Owned      Unit Value     Contract Value
                                              ----------------  --------------  ----------------
Dow Target 5 January Series Subaccount:
     PFL Endeavor Variable Annuity                  50,000.000  $     0.925814  $         46,291
                                                                                ----------------
                                                                                $         46,291
                                                                                ================

Dow Target 10 January Series Subaccount:
     PFL Endeavor Variable Annuity                 100,000.000  $     0.891049  $         89,105
                                                                                ----------------
                                                                                $         89,105
                                                                                ================

                                                5% Annually Compounding Death Benefit or
                                                      Annual Step-Up Death Benefit
                                             ---------------------------------------------------

                                                Accumulation    Accumulation        Total
                                                 Units Owned     Unit Value     Contract Value
                                             ----------------  --------------  -----------------
Dow Target 5 January Series Subaccount:
     PFL Endeavor Variable Annuity                    998,190  $    0.9251620  $             923
                                                                               -----------------
                                                                               $             923
                                                                               =================

Dow Target 10 January Series Subaccount:
     PFL Endeavor Variable Annuity                 16,009.874  $    0.8904220  $          14,256
                                                                               -----------------
                                                                               $          14,256
                                                                               =================

A summary of changes in contract owners' account units follows

                                            Dow Target 5      Dow Target 10
                                           January Series    January Series
                                              Subaccount        Subaccount
                                           --------------    --------------
Units outstanding - January 1, 1999                     -                 -
Units purchased                                         -                 -
Units redeemed and transferred                          -                 -
                                           --------------    --------------
Units outstanding December 31, 1999                     -                 -
Units purchased                                    51,002           116,014
Units redeemed and transferred                         (4)               (4)
                                           --------------    --------------
Units outstanding June 30, 2000                    50,998           116,010
                                           ==============    ==============